1 VIA Pharmaceuticals VIA Pharmaceuticals Presentation Presentation August 2007 Exhibit 99.1

SAFE HARBOR
SAFE HARBOR
This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,”
“intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) our ability to comply with the registration requirements set forth in the securities purchase agreement with respect to the private placement and to timely file and have declared effective a resale registration statement registering the common stock sold pursuant to the securities purchase agreement to avoid payment of liquidated damages; (ii) our ability to obtain necessary financing; (iii) our ability to control our operating expenses; (iv) our ability to recruit and enroll patients for the CEA and ACS clinical trials; (v) our ability to successfully complete our clinical trials of VIA-2291 on expected timetables and the outcomes of such clinical trials; (vi) our ability to obtain necessary FDA approvals, our ability to successfully commercialize VIA-2291; (vii) our ability to obtain and protect our intellectual property related to our product candidates; (viii) our potential for future growth and the development of our product pipeline; (ix) our ability to form and maintain collaborative relationships to develop and commercialize our product candidates; (x) general economic and business conditions;
and the other risks described under “Risk Factors” in VIA Pharmaceuticals, Inc.’s Form 10-Q for the quarter ended June 30, 2007, which was filed with the SEC on August 14, 2007. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of these statements in light of new information or future events.
This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice.

VIA Investment Highlights
VIA Investment Highlights
Late stage Phase II company with focus on inflammation
in atherosclerosis
• Phase II DSMB Safety / Efficacy – Q4 2007
• Phase II data expected – 1
st
half 2008
Proprietary technology platform licensed from Stanford
creating strong product pipeline
Products target large cardiovascular markets in
combination with other existing treatments
Experienced management drives current momentum

4 Focus on Vascular Inflammation Focus on Vascular Inflammation in Atherosclerosis in Atherosclerosis

The NEW ENGLAND JOURNAL of MEDICINE

REVIEW ARTICLE

MECHANISMS OF DISEASE

Inflammation, Atherosclerosis, and Coronary Artery Disease

Göran K. Hansson, M.D., Ph.D.

RECENT RESEARCH HAS SHOWN THAT INFLAMMATION PLAYS A KEY ROLE in coronary artery disease (CAD) and other manifestations of atherosclerosis. Immune cells dominate early atherosclerotic lesions, their effector molecules

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

C-Reactive Protein Levels and Outcomes after Statin Therapy

Paul M Ridker, M.D., Christopher P. Cannon, M.D., David Morrow, M.D., Nader Rifai, Ph.D., Lynda M. Rose, M.S., Carolyn H. McCabe, B.S., Marc A. Pfeffer, M.D., Ph.D., and Eugene Braunwald, M.D., for the Pravastatin or Atorvastatin Evaluation and Infection Therapy–Thrombolysis in Myocardial Infarction 22 (PROVE IT–TIMI 22) Investigators

Circulation

JOURNAL OF THE AMERICAN HEART ASSOCIATION

VIA pharmaceuticals

Inflammation is Key in Atherosclerosis
Inflammation is Key in Atherosclerosis
VIA proprietary data suggests that
reduction in inflammation will reduce
Major Adverse Cardiac Events (MACE)
Convergent data underscores the
role inflammation plays in MACE
Site of intimal rupture or erosion of thrombosed coronary atherosclerotic plaques is characterized by an inflammatory process irrespective of the dominant plaque morphology.
van der Wal AC, Becker AE, van der Loos CM, Das PK.
Circulation.1994 Jan;89(1):36-44

Atherosclerosis is VIA’s
Atherosclerosis is VIA’s
Area of Focus
Area of Focus
Inflammation is a key to all stages of the disease
Plaque rupture is a cause of MACE
MACE
Healthy artery Early stages of
atherosclerosis
Inflammatory
process
Early atherosclerotic
lesions
Vulnerable
plaque
Stable plaque
CHD RISK
STARTS HERE
CHD
STARTS HERE

Leukotrienes Mediate Vascular Inflammation
5-LO is the rate limiting enzyme
• Inhibition is therapeutic in asthma
VIA identified 5-LO as target for
atherosclerosis
• Human genetic data implicates 5-LO in MACE
• Expression data in mouse and man shows
increased expression in disease
• Inhibition of 5-LO reduces plaque inflammation in
atherosclerosis model
Published data converge on 5-LO for
atherosclerosis
• Mouse and human genetics
• Mechanistic studies in animal models
• 5-LO levels in clinically active and unstable plaque
Arachidonic Acid
LTA4
LTB4
LTC4
LTD4
LTE4
5-LO
FLAP
LTA4 H LTA4 S

8 VIA is in Late Stage Clinical Trials VIA is in Late Stage Clinical Trials

2006
2007
2008
VIA-2291
Phase II CEA Trial
Phase II ACS Trial
Phase I Supportive Trials

9 Late Stage Clinical Development Plan Late Stage Clinical Development Plan DSMB Review Safety / Efficacy

First VIA Drug is 5-LO Inhibitor
First VIA Drug is 5-LO Inhibitor
Strong product characteristics
• ABT-761            Atreleuton VIA-2291
• Once daily oral dosing
• Highly specific
• Potential for greater therapeutic index
Extensive clinical experience – more than 1,100 patients exposed
• 20 Phase I studies, 6 Phase II studies, 2 Phase III studies (pivotal)
• Proven efficacy in asthma
• Extensive safety data base
• Development discontinued for commercial reasons
Broad license of worldwide rights
• Exclusive worldwide license for any indication
• VIA retains all commercial rights
NDA–ready CMC package

Significant Human Data on VIA-2291
Significant Human Data on VIA-2291
VIA-2291 Dose versus % LTB4 Inhibition
Human data from Abbott 1100 patients showing the effective inhibition of LTB4 at multiple doses
Time (hours)
0 5 10 15 20
25 mg
50 mg
75 mg
100 mg

Strong VIA Clinical Trial Design
Strong VIA Clinical Trial Design
Robust animal and human data for VIA-2291
Integration of histology, imaging and biomarker endpoints
Demonstrate direct impact on disease process
State of the art design -
FDA “Critical Path”
initiative

Ongoing VIA-2291 Clinical Trials -
Ongoing VIA-2291 Clinical Trials -
CEA
CEA
Trial
Phase II CEA
Population
Carotid artery disease
Carotid Endarterectomy
Description
40 patients scheduled for CEA
Randomized, double-blind
3 months 100mg/day or placebo pre-surgery
Endpoints
Inhibition of 5-LO
Inflammatory biomarkers
Plaque inflammation and histology
Result
Confirm mechanism of action
Demonstrate impact on plaque
Confirm safety
Investigator
Francesco Cipollone, MD
Clinical sites in Italy

Heart Attack
Blood clot
Artery
Cholesterol plaque
Coronary arteries
Healthy muscle
Dying muscle

Ongoing VIA-2291 Clinical Trials -
Ongoing VIA-2291 Clinical Trials -
ACS
ACS
Trial Phase II ACS
Population
Coronary artery disease
Acute Coronary Syndrome
Description
200 patients within 21 days of heart
attack
Randomized, double-blind
3 months 25mg/day, 50 mg/day, 100
mg/day or placebo
Endpoints
Inhibition of 5-LO
Inflammatory biomarkers
Coronary lesions on MDCT scan
Result
Select dose
Demonstrate anti inflammatory effect
Confirm safety
Investigator
Jean-Claude Tardif, MD
Clinical sites in US and Canada

Strong VIA-2291 Patent Coverage
Strong VIA-2291 Patent Coverage
Issued US Patent
• Composition of Matter
• Discloses and claims VIA-2291 as a species and genus and claims pharmaceutical compositions containing VIA-2291
• Expires: November 6, 2012 (US); November 6, 2013 (major EU markets)
Patent Extension & Regulatory Strategies
• Potentially eligible for up to 5 years patent extension under Hatch-Waxman
• 5 year data exclusivity for new molecular entity; 10 year in EU and Japan
New Patent Application
• Methods of use - 20 years patent
• Discloses and claims methods of using VIA-2291 and its derivatives for the treatment of cardiovascular diseases caused by atherosclerosis
• Filed August 7, 2006
Potential Strategies
• Combinations
• Advanced formulations

16 Vascular Inflammation Targets Vascular Inflammation Targets Large Markets Large Markets

Significant Drug Costs
Significant Drug Costs
Cholesterol Hypertension Anti-Thrombotics Other
15.8 million cases in US and
1.4 million at “high risk”
Current therapies treat only
risk factors
AHA estimates 700,000 first
time and 500,000 recurrent
heart attacks in 2007
$26.2 B
$27.2
B
$10.5 B
$5.2 B
WW Cardiovascular Market
>$69 billion in 2005
Source:Defined Health 2006

Large Unmet Medical Need
Large Unmet Medical Need
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
IDEAL Prove IT HPS 4S LIPID CARE CAPRIE
Risk not addressed
Reduction in MACE
Lipitor Zocor
Pravachol
Published Results
Plavix

19 Strong Focus on Product Pipeline Strong Focus on Product Pipeline

Broad Development Pipeline
Broad Development Pipeline
Compound/Target Applications Research Pre-Clinical Phase I Phase II Phase III NDA
VIA-2291 / 5-LO Acute Coronary Syndrome
CEA
PDE 4 Vascular Inflammation
LTA4 Hydrolase Vascular Inflammation
Novel Targets Vascular Inflammation

VIA Proprietary Technology Platform
VIA Proprietary Technology Platform
4 year, $30 million study at Stanford headed by VIA Founder/CSO
• Inflammation key in human atherosclerosis
• Extensive data from work in mouse model confirms human findings
• >3,000 patient study confirms inflammatory genes in heart attack and stroke
Database for prioritizing target classes and compounds
Model and assays to evaluate compounds
Significant leverage in targeting / developing compounds
Exclusively licensed to VIA

Broad Pool of Anti Inflammatory Compounds
Broad Pool of Anti Inflammatory Compounds
Qualified Targets
Anti inflammatory
Compounds
Identified
Opportunities
Preclinical
Clinical
Stage
LOs (5-LO, 12-LO, FLAP) 189 109 75 34
Leukotrienes (LTA4, LTB4, LTC4, LTD4) 189 189 135 54
PPARs 99 92 52 40
PDEs (mostly PDE4) 153 153 95 58
Chemokines, cytokines 133 133 96 36
Phospholipase A2 (PLA2) 48 41 38 3
PAF 134 134 105 29
Kinases (p38, rho) 22 12 8 4
Cell adhesion (VLA4, VCAM) 89 27 18 9
Other classes 3,754 467 373 171
TOTAL 4,810 1358 995 438

Vessel wall macrophage density
70
60
50
40
30
20
10
0
0.9 % saline
VIA-2291, 10 mg/kg
VIA-2291, 50 mg/kg

VIA
pharmaceuticals

23 Data Shows 35% Reduction in Inflammation Data Shows 35% Reduction in Inflammation * * Reduction in mouse model plaque macrophage with VIA-2291 * p < 0.05

24 Significant Progress Significant Progress

Company: VIA Pharmaceuticals, Inc.
Ticker: NASDAQ - VIAP
Amount: $25 Million
Security: Unregistered Common Stock – PIPE
Use of Proceeds:   Working Capital and
General Corporate Purposes
Closing:    July 2, 2007 1
st
Close
August 8, 2007 2
nd
Close
Completed Stock Offering

Milestones and Drivers of Value
Milestones and Drivers of Value
2005 2006 2007
Q1:  License
from
Stanford
Q3: Licensed
VIA-2291
Q1:  IND Filed
for VIA-2291
Q3:  Initiate Ph
II for VIA-2291
Late 2007: VIA-2291 Ph II
DSMB Safety / Efficacy
Early 2008:  Ph II
Results for VIA-2291
2008
Development and Operations
Series A Financing
Corautus Merger
Financing Milestones
VIA Public Company
2008: Anticipated IND for
2nd  Product
PDE4 & LTA4
programs

Financial Update
Financial Update
Cash balance
• Approximately $8 million at close of merger (net of costs)
• Approximately $31 million after PIPE closing
Cash burn – approx $1.6 - $1.7million / month at present
Total common shares outstanding 19.7 million
Fully diluted shares outstanding 21.0 million

VIA Value Proposition
VIA Value Proposition
Low risk drug development platform
Strong and building pipeline
Scalable business model with significant leverage
Strong value proposition for potential partners
Attractive valuation

Position Personnel Experience
CEO Larry Cohen, PhD
Zymoyx, Progenitor, Somatix, Therion
CMO Oye Olukotun, MD, MPH
Bristol Myers Squibb, Mallinckrodt, Esperion
CSO Tom Quertermous, MD
Dept Cardiovascular Medicine, Stanford Medical School
CDO Mike Perry, DVM, PhD
Baxter, Novartis, Schering-Plough
SVP CFO Jim Stewart
ACT, CN Biosciences, Ventro, E&Y
VP Clinical Melisa Cooper, MD, MS
Bristol Myers Squibb
VP Bus Dev Brendan Rae, PhD, JD
Roche, Purdue Pharma

Experienced Management Team
Experienced Management Team

World Class Advisors
World Class Advisors
Scientific Advisors
Israel Charo, MD, PhD Assoc. Dir, Gladstone Institute of Cardiovascular Disease, UCSF
Christopher Glass, MD, PhD Professor, Cellular and Molecular Medicine, UCSD
Colin Funk, PhD Professor, Biochemistry and Physiology, Queens University
Garret FitzGerald, MD Chairman Pharmacology, University of Pennsylvania
Marco Conti, MD Professor Ob Gyn, Stanford Medical School
Tod Klingler, PhD VP Information Sciences, XDx, Inc
Drug  Assessment Advisors
Len Post, PhD Former VP Discovery, Parke-Davis
Peter Myers, PhD Former VP of Chemistry Research, Glaxo
Felix de la Iglesia, MD Former VP, WW Pre-Clinical Safety, Warner-Lambert
Saul Cherkofsky, PhD Former Executive Director Pharmaceuticals, Dupont Merck
Alex Giaquinto, PhD Former SVP WW Regulatory Affairs, Schering Plough
Clinical Advisors & Investigators
Marc Pfeffer, MD, PhD Professor, Department of Medicine, Harvard Medical School
Jean-Claude Tardif, MD Director, Research Center, Montreal Heart Institute
Francesco Cipollone, MD Professor, “G. d’Annunzio” University, School of Medicine

VIA Investment Highlights
VIA Investment Highlights
Late stage Phase II company with focus on inflammation
in atherosclerosis
• Phase II DSMB Safety / Efficacy – Q4 2007
• Phase II data expected – 1
st
half 2008
Proprietary technology platform licensed from Stanford
creating strong product pipeline
Products target large cardiovascular markets in
combination with other existing treatments
Experienced management drives current momentum